AMENDMENT NO. 4

                                       TO

                           LOAN AND SECURITY AGREEMENT



            AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT ("AMENDMENT") dated as of December 31, 1999, is among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC TELECOM II, INC., a Delaware corporation ("KMC II"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC VIRGINIA"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("LEASING I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("LEASING II"; KMC, KMC II, KMC Virginia, Leasing I and Leasing II being hereinafter collectively referred to hereinafter as the "BORROWERS"), the financial institutions from time to time parties thereto (the "LENDERS"), FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (the "AGENT") and NEWCOURT COMMERCIAL FINANCE CORPORATION (f/k/a AT&T COMMERCIAL FINANCE CORPORATION), an affiliate of The CIT Group, Inc., as collateral agent for the Lenders (the "COLLATERAL AGENT"; the Agent together with the Collateral Agent being referred to as the "AGENTS").

            WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Loan and Security Agreement (the "LOAN AGREEMENT"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement) dated as of December 22, 1998, as amended by Amendment No.1 thereto dated as of March 3, 1999, Amendment No. 2 thereto dated as of August 13, 1999, and Waiver and Amendment No. 3 thereto dated as of October 29, 1999, pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers; and

            WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement in the manner set forth herein, and the Agents and the Lenders have agreed to such request;

            NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:

            1. AMENDMENT TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto, the Loan Agreement shall be and hereby is amended as follows:

            1.1 SECTION 7.01(b) is hereby amended to add the following proviso thereto: ---------------

            "PROVIDED, HOWEVER, that as of the last day of each fiscal quarter occurring on or after December 31, 1999, the Borrowers shall on a combined basis have revenues at least equal to the amount set forth below for such date:

FISCAL QUARTER ENDING                     MINIMUM REVENUES

December 31, 1999                         $18,000,000
March 31, 2000                            $23,821,000
June 30, 2000                             $31,338,000
September 30, 2000                        $37,803,000
December 31, 2000                         $44,482,000
March 31, 2001                            $54,678,000"

            1.2 SECTION 7.01(c)(i) is hereby amended to delete the proviso thereto and to substitute the following proviso therefor:

            "PROVIDED, HOWEVER, that as of the last day of each fiscal quarter occurring on or after December 31, 1999 through and including December 31, 2000, the Borrowers shall not permit the EBITDA losses for all the Borrowers on a combined basis for the two fiscal quarters then ending to exceed the amount set forth below for such date:

FISCAL QUARTER ENDING                     EBITDA LOSSES

December 31, 1999                         ($50,400,000)
March 31, 2000                            ($38,700,000)
June 30, 2000                             ($25,001,000)
September 30, 2000                        ($13,823,000)
December 31, 2000                         ($4,157,000)"

            1.3 SECTION 7.01(c)(ii) shall be deleted in its entirety and replaced with the following new SECTION 7.01(c)(ii):

            "As of the last day of the fiscal quarter ending March 31, 2001, the Borrowers shall not permit EBITDA for all the Borrowers on a combined basis for the two fiscal quarters then ending to be less than $1,688,000."


            2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the Agents have received duly executed originals of this Amendment from the Borrowers, the Requisite Lenders and the Agents on or prior to January __, 2000.

            3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers hereby represent and warrant as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

            (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of


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

this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

            (c) As of the date hereof, and after giving effect to this Amendment, each Borrower shall be in compliance with all the terms and provisions set forth in the Loan Agreement, as amended hereby, on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing.

            4. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

            (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

            (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

            5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

            6. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.

            7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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




            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

THE BORROWERS:                     KMC TELECOM INC.

                                   KMC TELECOM II, INC.

                                   KMC TELECOM OF VIRGINIA, INC.

                                   In each case:

                                   By:  /s/
                                      -----------------------
                                   Name: James D. Grenfell
                                   Title:      CFO


                                   KMC TELECOM LEASING I LLC
                                   By:  KMC TELECOM INC., as its Sole Member


                                   By:  /s/
                                      -----------------------
                                   Name:  James D. Grenfell
                                   Title:      CFO


                                   KMC TELECOM LEASING I LLC
                                   By:  KMC TELECOM II, INC., as its Sole Member


                                   By:  /s/
                                      -----------------------
                                   Name: James D. Grenfell
                                   Title:      CFO





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




                                   FIRST UNION NATIONAL BANK, as the
                                   Agent and as a Lender


                                   By:  /s/
                                      -------------------------
                                   Name: Elizabeth Elmore
                                   Title: Senior Vice President


                                   NEWCOURT  COMMERCIAL FINANCE  CORPORATION
                                   (f/k/a    AT&T     COMMERCIAL     FINANCE
                                   CORPORATION),  an  affiliate  of The  CIT
                                   Group, Inc., as the Collateral Agent and as a Lender


                                   By:  /s/
                                      -------------------------
                                   Name: Michael Monahan
                                   Title: Vice President


                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, as a Lender


                                   By:  /s/
                                      -------------------------
                                   Name: Tefta Chilaga
                                   Title: Executive Director, CIBC World
                                              Markets Corp. As Agent


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as a Lender


                                   By:  /s/
                                      -------------------------
                                   Name: Mark F. Mylon
                                   Title: Manager-Operations


                                   BANKBOSTON, N.A., as a Lender


                                   By:  /s/
                                      --------------------------
                                   Name: Michael A. Ashton
                                   Title: Vice President





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




                                   CREDIT SUISSE FIRST BOSTON, as a
                                   Lender

                                   By:  /s/
                                      --------------------------
                                   Name: Jeffery Ulmer
                                   Title: Vice President

                                   By:  /s/
                                      --------------------------
                                   Name: Douglas E. Maher
                                   Title: Vice President

                                   DRESDNER BANK AG NEW YORK AND
                                   GRAND CAYMAN BRANCHES, as a Lender

                                   By:  /s/
                                      --------------------------
                                   Name: John P. Fleseler
                                   Title: Senior Vice President

                                   By:  /s/
                                      --------------------------
                                   Name: Constance Loosemore
                                   Title: Assistant Vice President

                                   MORGAN STANLEY SENIOR FUNDING,
                                   INC., as a Lender

                                   By:  /s/
                                      --------------------------
                                   Name: T. Morgan Edwards II
                                   Title: Vice President

                                   By:
                                      --------------------------
                                   Name:
                                   Title:

                                   MORGAN STANLEY DEAN WITTER
                                   PRIME INCOME TRUST, as a Lender

                                   By:  /s/
                                      --------------------------
                                   Name: Shelia Finnely
                                   Title: Senior Vice President




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




                                   UNION BANK OF CALIFORNIA, N.A., as a
                                   Lender


                                   By:  /s/
                                      --------------------------
                                   Name: Keith M. Wilson
                                   Title: Vice President

                                   KEYPORT LIFE INSURANCE COMPANY,
                                   as a Lender


                                   By:  /s/
                                      --------------------------
                                   Name: Brian W. Good
                                   Title: Vice President & Portfolio Manager

                                   STEIN ROE FLOATING RATE LIMITED
                                   LIABILITY COMPANY, as a Lender


                                   By:  /s/
                                      --------------------------
                                   Name: Brian W. Good
                                   Title: Vice President
                                          Stein Roe & Farnham Incorporated,
                                          Advisor to the Stein Roe Floating Rate
                                          Limited Liability Company





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





                            REAFFIRMATION OF GUARANTY

            Reference is hereby made to (i) that certain Guaranty dated as of December 22, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY") by KMC Telecom Holdings, Inc., a Delaware corporation (the "GUARANTOR"), in favor of Newcourt Commercial Finance
Corporation (formerly known as AT&T Commercial Finance Corporation), an affiliate of The CIT Group, Inc., as collateral agent for the ratable benefit of the "Lenders" (defined below) (in such capacity, the "COLLATERAL AGENT"), (ii) that certain Loan and Security Agreement dated as of December 22, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") among KMC Telecom, Inc., KMC Telecom II, Inc., KMC Telecom of Virginia, Inc., KMC Telecom Leasing I LLC, KMC Telecom Leasing II LLC (each of the foregoing being referred to collectively as the "BORROWERS"), the financial institutions from time to time parties thereto (the "Lenders"), First Union National Bank, as administrative agent for the Lenders (the "Agent"), and the Collateral Agent, and (iii) that certain Amendment No. 4 to Loan and Security Agreement dated as of December 31, 1999 (the "AMENDMENT") among the Borrowers, the Lenders, the Agent and the Collateral Agent.

            The Guarantor, by its signature below, without in any way establishing a course of dealing, hereby (i) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (ii) agrees that the Amendment shall not limit or diminish the obligations of the Guarantor to guarantee all of the "Obligations" of each Borrower under and as defined in the Loan Agreement and such other amounts as are more specifically described in the Guaranty, (iii) reaffirms all of its obligations under the Guaranty, and (iv) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed.

            IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 31st day of December, 1999.

                                     KMC TELECOM HOLDINGS, INC.


                                     By:  /s/
                                        --------------------------

                                     Name:   James D. Grenfell
                                     Title:  CFO, Executive Vice President and
                                             Secretary




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